Exhibit 10.21

FIRST AMENDMENT TO CONTRACT OF SALE
(One, Two and Three Legacy Town Center; Plano, Texas)

THIS FIRST AMENDMENT TO CONTRACT OF SALE (this “Amendment”) is made and entered into as of January 11, 2012, by and between NORTH DALLAS TOWN CENTER LP, a Delaware limited partnership (“One/Two Seller”), TENNYSON DEVELOPMENT LP, a Delaware limited partnership (“Three Seller” and, together with One/Two Seller, collectively, the “Sellers” and each, individually a “Seller”), and KBS CAPITAL ADVISORS, LLC, a Delaware limited liability company (“Buyer”).
RECITALS:
A.    Sellers and Buyer are parties to that certain agreement titled “Contract of Sale” dated as of December 27, 2011 (the “Agreement”). All initially-capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement unless the context clearly indicates otherwise.
B.    Sellers and Buyer mutually desire to amend the Agreement as provided in this Amendment.
AGREEMENTS:
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer hereby agree as follows:
1.Extension of Due Diligence Period. Section 4.2 of the Agreement is hereby amended to provide that the Due Diligence Period shall expire at 5:00 p.m. (Central time) on January 20, 2012.
2.    No Other Amendments; This Amendment Governs and Controls. Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect and is hereby ratified and affirmed. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Agreement, the provisions of this Amendment shall govern and control.
3.    Authority. Each party represents to the other party or parties that the individual executing this Amendment on behalf of such party has the capacity and authority to execute and deliver this Amendment on behalf of such party, and that this Amendment, once executed and delivered, is the legal, valid and binding obligation of such party.
4.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.
5.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. The delivery of an executed counterpart of this Amendment by facsimile or as a PDF or similar attachment to an e-mail shall constitute effective delivery of such counterpart

Legacy - First Amendment to Contract of Sale

for all purposes with the same force and effect as the delivery of an original, executed counterpart.
6.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the successors and assigns of the parties to this Amendment.

[Signatures commence on next page.]

Legacy - First Amendment to Contract of Sale

IN WITNESS WHEREOF, Sellers and Buyer have executed this Amendment as of the day and year first above written.

SELLERS:

One/Two Seller:

NORTH DALLAS TOWN CENTER LP,
a Delaware limited partnership

By:      Dallas Democracy GP LLC,
a Delaware limited liability company,
Its general partner

By:    Dallas Democracy JV LLC,
a Delaware limited liability company,
Its sole member

By:    CarrAmerica Texas Holding, LLC,
a Delaware limited liability company,
Its managing member

By:    /s/ Chris G. Hendricks
Name:    Chris G. Hendricks
Title:    Market Managing Director

Three Seller:

TENNYSON DEVELOPMENT LP,
a Delaware limited partnership

By:    Dallas Democracy GP LLC,
a Delaware limited liability company,
Its general partner

By:    Dallas Democracy JV LLC,
a Delaware limited liability company,
Its sole member

By:    CarrAmerica Texas Holding, LLC,
a Delaware limited liability company,
Its managing member

By:    /s/ Chris G. Hendricks
Name:    Chris G. Hendricks
Title:    Market Managing Director

[Signatures continue on following page.]

Legacy - First Amendment to Contract of Sale

BUYER:
KBS CAPITAL ADVISORS LLC,
a Delaware limited liability company
By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

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